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                                                            Exhibit 10.29

                                 AMENDMENT NO. 1 TO
                                DISTRIBUTION AGREEMENT


     THIS AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT (the "Amendment") is made and entered into as of the 1st day of Jan, 1995 by and between NOVA FACTOR, INC., a Tennessee corporation ("Nova Factor"), and GENZYME CORPORATION, a Massachusetts corporation ("Genzyme").

     WHEREAS, Genzyme and Nova Factor entered into that certain Distribution Agreement, dated as of September 30, 1994 pursuant to which Genzyme agreed to sell to Nova Factor and Nova Factor agreed to purchase, the prescription drug Cerezyme -TM- (the "Cerezyme -TM- Distribution Agreement");

     WHEREAS, Genzyme, Pharmthera, Inc., a Tennessee corporation ("PTI") and Nova Factor entered into that certain Second Amendment and Restated Distribution Agreement dated as of July 1, 1994, as amended, pursuant to which Genzyme agreed to sell to PTI and/or Nova Factor, and PTI and/or Nova Factor agreed to purchase, the prescription drug Ceredase -Registered Trademark- enzyme (the "Ceredase -Registered Trademark- enzyme Distribution Agreement");

     WHEREAS, PTI assigned all of its rights and liabilities under the Ceredase -Registered Trademark- enzyme Distribution Agreement to Nova Factor, which accepted that assignment, and Genzyme consented to such assignment; and

     WHEREAS, the parties hereto wish to modify certain provisions of the Cerezyme -TM- Distribution Agreement requiring Nova Factor to maintain a certain level of inventory of Ceredase -Registered Trademark- enzyme and Cerezyme -TM-.

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 3.2(b) of the Cerezyme -TM- Distribution Agreement is hereby amended such that the first sentence thereof shall be deleted and the following shall be substituted therefor:

     "Nova Factor agrees that it will purchase adequate amounts of Cerezyme -TM- so that such inventory, when added to Nova Factor's inventory of Ceredase -Registered Trademark- enzyme (the "Combined Inventory"), will result in an average of * days Combined Inventory during each calendar quarter; provided that, Nova Factor agrees that at the option of Genzyme it will purchase adequate amounts of



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.


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     Cerzyme -TM- to bring the Combined Inventory to a *-day level prior to the end of any such calendar quarter, however, in no event will such purchase cause the Combined Inventory to exceed an average of * days for such calendar quarter; provided further, that in no event shall Nova Factor be required to have on hand
     Combined Inventory in excess of *            dollars."

     2. Except as specifically amended by this Amendment, the terms and provisions of the Cerezyme -TM- Distribution Agreement shall continue on full force and effect and shall be unaffected hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf as of the date first set forth above.

                                            GENZYME CORPORATION


                                            By:  /s/ [illegible]
                                                 -------------------
                                            Title:
                                                 -------------------


                                            NOVA FACTOR, INC.

                                            By:  /s/ Randy Grow
                                                 -------------------

                                            Title    President
                                                 -------------------


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.